                                                                   EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 17, 1997, included in Enron Corp.'s Form 8-K dated March 17, 1997 and Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.



                                        ARTHUR ANDERSEN LLP

Houston, Texas
May 15, 1997